No.                                                       SHARES _______________

                              SECURITY INCOME FUND
                              CORPORATE BOND SERIES
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS
                            Total Authorized Shares:
          1,000,000,000 Shares of Capital Stock of Security Income Fund
                         with a Par Value of $1.00 Each

THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Common Stock, each of the par value of $1.00 per share, of SECURITY INCOME FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY INCOME FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)

No.                                                       SHARES _______________

                              SECURITY INCOME FUND
                             U.S. GOVERNMENT SERIES
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS
                            Total Authorized Shares:
          1,000,000,000 Shares of Capital Stock of Security Income Fund
                         with a Par Value of $1.00 Each

THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Common Stock, each of the par value of $1.00 per share, of SECURITY INCOME FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY INCOME FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)

No.                                                       SHARES _______________

                              SECURITY INCOME FUND
                          LIMITED MATURITY BOND SERIES
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS
                            Total Authorized Shares:
          1,000,000,000 Shares of Capital Stock of Security Income Fund
                         with a Par Value of $1.00 Each

THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Common Stock, each of the par value of $1.00 per share, of SECURITY INCOME FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY INCOME FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)

No.                                                       SHARES _______________

                              SECURITY INCOME FUND
                          GLOBAL AGGRESSIVE BOND SERIES
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS
                            Total Authorized Shares:
          1,000,000,000 Shares of Capital Stock of Security Income Fund
                         with a Par Value of $1.00 Each

THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Common Stock, each of the par value of $1.00 per share, of SECURITY INCOME FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY INCOME FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)

No.                                                       SHARES _______________

                              SECURITY INCOME FUND
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS
        The company is authorized to issue an unlimited number of shares.
                         GLOBAL ASSET ALLOCATION SERIES

THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Common Stock, each of the par value of $1.00, of SECURITY INCOME FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY INCOME FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)

No.                                                       SHARES _______________

                              SECURITY INCOME FUND
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS
        The company is authorized to issue an unlimited number of shares.
                      EMERGING MARKETS TOTAL RETURN SERIES

THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Common Stock, each of the par value of $1.00, of SECURITY INCOME FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY INCOME FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)

No.                                                       SHARES _______________

                              SECURITY INCOME FUND
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS
        The company is authorized to issue an unlimited number of shares.
                            GLOBAL HIGH YIELD SERIES

THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Common Stock, each of the par value of $1.00, of SECURITY INCOME FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY INCOME FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)

No.                                                       SHARES _______________

                              SECURITY INCOME FUNDS
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS
        The company is authorized to issue an unlimited number of shares.
                                HIGH YIELD SERIES

THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Common Stock, each of the par value of $1.00, of SECURITY INCOME FUNDS, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY INCOME FUNDS, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)